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Exhibit 10(k)

18 March 2005

STRATEGIC RAIL AUTHORITY

and

GREAT NORTH EASTERN RAILWAY LIMITED

INTERCITY EAST COAST
FRANCHISE AGREEMENT

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SCHEDULE 1.7	110
Franchise Services	110
SCHEDULE 1.8	116
Major Projects	116
SCHEDULE 2	118
Assets, Leases, Third Parties, Other Franchise Operations and Schemes	118
SCHEDULE 2.1	119
Asset Vesting and Transfer	119
SCHEDULE 2.2	121
Security of Access Assets, Rolling Stock Leases, Station and Depot Leases	121
SCHEDULE 2.3	125
Third Party Delivery of Passenger Services and Other Franchisees	125
SCHEDULE 2.4	127
Other Franchise Operations	127
SCHEDULE 2.5	129
Transport, Travel and Other Schemes	129
APPENDIX TO SCHEDULE 2.5	133
List of Transport, Travel and Other Schemes	133
SCHEDULE 3	136
Priced Options	136
SCHEDULE 4	138
Maintaining and Enhancing Stations, Depots and Trains	138
SCHEDULE 4.1	140
Franchise Facilities	140
APPENDIX TO SCHEDULE 4.1	146
Station Surveys	146
SCHEDULE 4.2	148
Persons with Disabilities and Disability Discrimination	148
APPENDIX TO SCHEDULE 4.2	154
Minor Works	154
SCHEDULE 5	156
Fares	156
SCHEDULE 5.1	158
Purpose, Structure and Construction	158
SCHEDULE 5.2	162
Franchisee's Obligation to Create Fares	162
SCHEDULE 5.3	164
Allocation of Fares to Fares Baskets	164
SCHEDULE 5.4	166
Regulation of Fares Basket Values	166

SCHEDULE 5.5	168
Regulation of Individual Fares	168
SCHEDULE 5.6	170
Exceeding the Regulated Value, Regulated Price or Regulated Child Price	170
SCHEDULE 5.7	172
Changes to Fares and Fares Regulation	172
SCHEDULE 5.8	176
Fares Regulation Information and Monitoring	176
SCHEDULE 6	178
Farebox Securitisation	178
SCHEDULE 7	180
Performance Benchmarks/Key Performance Indicators	180
SCHEDULE 7.1	182
Performance Benchmarks	182
APPENDIX 1 TO SCHEDULE 7.1	190
Cancellations Benchmark Table	190
APPENDIX 2 TO SCHEDULE 7.1	192
Capacity Benchmark Table	192
APPENDIX 3 TO SCHEDULE 7.1	194
Network Rail Benchmark Table	194
APPENDIX 4 TO SCHEDULE 7.1	197
Service Delivery Benchmark Table	197
SCHEDULE 7.2	200
Key Performance Indicators	200
APPENDIX TO SCHEDULE 7.2	218
Average Profit Table	218
SCHEDULE 8	223
Payments	223
SCHEDULE 8.1	225
Franchise Payments	225
SCHEDULE 8.2	233
Annual Franchise Payments	233
APPENDIX 1 TO SCHEDULE 8.2	236
Target Revenue (expressed in real terms)	236
APPENDIX 2 TO SCHEDULE 8.2	239
Figures for Calculation of Annual Franchise Payments	239
APPENDIX 3 TO SCHEDULE 8.2	241
(HRO scheme 1 only)	241
SCHEDULE 8.3	244
Miscellaneous Payment Provisions	244

SCHEDULE 8.4	246
Track Access Adjustments and Station Charge Adjustments	246
SCHEDULE 9	250
Changes	250
SCHEDULE 9.1	252
Financial Consequences of Change	252
SCHEDULE 9.2	256
Identity of the Financial Model etc.	256
SCHEDULE 9.3	258
Runs of the Financial Model	258
APPENDIX TO SCHEDULE 9.3	264
Incentivising Long-Term Investment	264
SCHEDULE 9.4	266
Authority Risk Assumptions	266
SCHEDULE 10	268
Remedies, Termination and Expiry	268
SCHEDULE 10.1	270
Remedial Plans and Remedial Agreements	270
SCHEDULE 10.2	272
Termination and Expiry	272
SCHEDULE 10.3	274
Events of Default and Termination Event	274
SCHEDULE 10.4	280
Force Majeure	280
SCHEDULE 10.5	285
Liability	285
SCHEDULE 11	287
Agreement Management Provisions	287
SCHEDULE 12	291
Financial Obligations and Covenants	291
APPENDIX 1 TO SCHEDULE 12	299
Form of Performance Bond	299
APPENDIX 2 TO SCHEDULE 12	305
Form of Season Ticket Bond	305
SCHEDULE 13	314
Franchise Management and Information Obligations	314
SCHEDULE 13.1	316
Franchise Management	316
SCHEDULE 13.2	320
Information	320

APPENDIX 1 TO SCHEDULE 13.2	332
Efficient Franchisee	332
APPENDIX 2 TO SCHEDULE 13.2	240
Key Assets	340
APPENDIX 3 TO SCHEDULE 13.2	342
Operational Information	342
APPENDIX 4 TO SCHEDULE 13.2	348
Passenger Journeys, Miles and Earnings Information	348
SCHEDULE 14	350
Preservation of Assets	350
SCHEDULE 14.1	352
Maintenance of Franchise	352
SCHEDULE 14.2	354
Maintenance of Operating Assets	354
SCHEDULE 14.3	358
Key Contracts	358
APPENDIX TO SCHEDULE 14.3	362
List of Key Contracts	362
SCHEDULE 14.4	364
Designation of Franchise Assets	364
APPENDIX TO SCHEDULE 14.4	368
List of Primary Franchise Assets	368
SCHEDULE 14.5	370
Dealing with Franchise Assets	370
SCHEDULE 15	372
Obligations Associated with Termination	372
SCHEDULE 15.1	374
Reletting Provisions	374
SCHEDULE 15.2	376
Last 12 or 13 Months of Franchise Period	376
SCHEDULE 15.3	382
Handover Package	382
APPENDIX TO SCHEDULE 15.3	384
Form of Handover Package	384
SCHEDULE 15.4	386
Provisions Applying on and after Termination	386
APPENDIX 1 TO SCHEDULE 15.4	392
Form of Transfer Scheme	392
APPENDIX 2 TO SCHEDULE 15.4	396
Form of Supplemental Agreement	396

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SCHEDULE 16	410
Pensions	410
SCHEDULE 17	414
Confidentiality	414
SCHEDULE 18	418
Franchise Continuation Criteria	418
SCHEDULE 19	420
Other Provisions	420

[Schedules omitted from this copy]

THIS AGREEMENT is dated eighteenth March 2005

BETWEEN

(1)
STRATEGIC RAIL AUTHORITY, whose principal place of business is at 55 Victoria Street, London, SW1H 0EU (the Authority); and

(2)
GREAT NORTH EASTERN RAILWAY LIMITED, whose registered office is at Sea Containers House, 20 Upper Ground, London SE1 9PF (the Franchisee).

WHEREAS

        (A)  The Authority wishes to appoint a franchisee to provide railway passenger services within its InterCity East Coast franchise and expects its franchisee, on the terms of this Agreement, actively to seek, in all reasonable business ways, greatly improved performance over the Franchise Term from its employees, its Train Fleet and other assets, and from Network Rail and its other suppliers, so as to deliver to the passenger the best railway passenger service that can be obtained from the resources that are available to it.

        (B)  The Franchisee wishes to be appointed as the Authority's franchisee for its InterCity East Coast franchise and intends, on the terms of this Agreement, actively to seek, in all reasonable business ways, greatly improved performance over the Franchise Term from its employees, its Train Fleet and other assets, and from Network Rail and its other suppliers, so as to deliver to the passenger the best railway passenger service that can be obtained from the resources that are available to it.

        (C)  The following provisions of this Agreement are intended to reflect and give effect to the matters referred to in Recitals (A) and (B).

1.     INTERPRETATION AND DEFINITIONS

        1.1   In this Agreement:

    Conditions Precedent Agreement means the agreement between the Authority and the Franchisee of even date herewith specifying certain conditions to be satisfied prior to issue of a Franchise Commencement Certificate.

    Definitions Agreement means the agreement between the Authority and the Franchisee of even date herewith relating to the interpretation of this Agreement and the Conditions Precedent Agreement.

        1.2   This Agreement, the Conditions Precedent Agreement and the Definitions Agreement together constitute a single agreement, which is a "franchise agreement" for the purposes of the Act, and shall be interpreted in accordance with the Definitions Agreement.

2.     COMMENCEMENT

        2.1   The clauses of this Agreement and the provisions listed in clauses 2.1(a) to 2.1(r) (inclusive) shall take effect and be binding upon each of the Authority and the Franchisee immediately upon signature of this Agreement:

  (a)
  paragraph 5.3 of Schedule 1.4 (Passenger Facing Obligations);

  (b)
  appropriate provisions (if any) of Schedule 1.6 (Committed Obligations);

  (c)
  paragraph 1 of Schedule 2.1 (Asset Vesting and Transfer);

  (d)
  paragraph 2 of Schedule 2.2 (Security of Access Assets, Rolling Stock Leases, Station and Depot Leases);

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  (e)
  paragraph 2 of Schedule 2.3 (Third Party Delivery of Passenger Services and Other Franchisees);

  (f)
  paragraphs 1 and 2 of Schedule 4.1 (Franchise Facilities);

  (g)
  Schedule 5.1 (Purpose, Structure and Construction);

  (h)
  Schedule 5.3 (Allocation of Fares to Fares Baskets);

  (i)
  Schedule 5.7 (Changes to Fares and Fares Regulation);

  (j)
  Schedule 9 (Changes);

  (k)
  Schedule 10 (Remedies, Termination and Expiry);

  (l)
  paragraphs 1 to 3 (inclusive) of Schedule 11 (Agreement Management Provisions);

  (m)
  paragraph 4 of Schedule 12 (Financial Obligations and Covenants);

  (n)
  Schedule 13.1 (Franchise Management);

  (o)
  paragraphs 1, 2, 5, 6, 7 and 8 of Schedule 13.2 (Information);

  (p)
  Schedule 14.3 (Key Contracts);

  (q)
  Schedule 17 (Confidentiality); and

  (r)
  Schedule 19 (Other Provisions).

        2.2   The other provisions of this Agreement shall take effect and become binding upon the parties on the Franchise Commencement Date.

3.     TERM

        This Agreement shall terminate on the Expiry Date or on the date of any earlier termination pursuant to clause 2.2(a) of the Conditions Precedent Agreement or pursuant to Schedule 10 (Remedies and Termination).

4.     FRANCHISEE'S OBLIGATIONS

        4.1   The Franchisee shall perform its obligations under this Agreement in accordance with their terms and with that degree of skill, diligence, prudence and foresight which would be exercised by a skilled and experienced Train Operator of the InterCity East Coast franchise.

        4.2   Any obligation on the part of the Franchisee to use all reasonable endeavours shall extend to consequent obligations adequately to plan and resource its activities, and to implement those plans and resources, with all due efficiency and economy.

        4.3   The Franchisee shall co-operate with the Authority and act reasonably and in good faith in and about the performance of its obligations and the exercise of its rights pursuant to this Agreement.

5.     ARM'S LENGTH DEALINGS

        The Franchisee shall ensure that every contract or other arrangement or transaction to which it may become party in connection with this Agreement with any person is on bona fide arm's length terms.

6.     COMPLIANCE WITH LAWS

        The Franchisee shall at all times during the Franchise Term perform the Franchise Services and all its other obligations under this Agreement in accordance with all applicable Laws.

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7.     ENTIRE AGREEMENT

        7.1   This Agreement, the Definitions Agreement and the Conditions Precedent Agreement contain the entire agreement between the parties in relation to the subject matter of this Agreement and supersede all prior agreements and arrangements between the parties other than any confidentiality agreements or undertakings which the Franchisee may have entered into with the Authority in connection with its proposal to secure the provision of the Passenger Services under this Agreement.

        7.2   The Franchisee hereby acknowledges that it is not entering into this Agreement in reliance on any warranties, representations or undertakings howsoever or to whomsoever made except in so far as such are:

  (a)
  contained in this Agreement; or

  (b)
  embodied in any warranties, representations or undertakings contained in the long form report provided by the Reporting Accountants in respect of Great North Eastern Railway, dated 22 July 2004.

        7.3   The Franchisee hereby acknowledges and agrees with the Authority (for itself and as trustee for each of the other persons referred to therein) to the disclaimer of liability which is contained in the section entitled "Important Notice" contained in any document supplied by or on behalf of the Authority in connection with this Agreement, the process leading to the entering into of this Agreement, or the Franchise Services (including any "Invitation to Tender" issued in connection therewith).

        7.4   The Franchisee irrevocably and unconditionally waives any right which it may otherwise have to claim damages in respect of and/or to rescind this Agreement on the basis of any warranty, representation (whether negligent or otherwise, and whether made prior to and/or in this Agreement) or undertaking howsoever or to whomsoever made unless and to the extent that such warranty, representation or undertaking was made fraudulently.

8.     GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the Laws of England and Wales and the parties irrevocably agree that the courts of England and Wales are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement, except as expressly set out in this Agreement.

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IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written.

THE CORPORATE SEAL OF THE STRATEGIC RAIL AUTHORITY HEREUNTO AFFIXED IS AUTHENTICATED BY: ROBERT PLAMPLIN	}
SIGNED FOR AND ON BEHALF OF THE FRANCHISEE DIRECTOR: DIRECTOR:	}	CHRISTOPHER GARNETT SHAUN MILLS

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